                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant

Check the appropriate box:

[ ] Preliminary Proxy Statement     CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
                                    (AS PERMITTED BY RULE 14a-6(e)(2))

[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              RAINBOW RENTALS, INC.
                              ---------------------
                (Name of Registrant as Specified in its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]      No fee required

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:
         (2)      Aggregate number of securities to which transaction applies:
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         (4)      Proposed maximum aggregate value of transaction:
         (5)      Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:
         (2)      Form, Schedule or Registration Statement No.:
         (3)      Filing Party:
         (4)      Date Filed:

                                     [LOGO]



                                 April 10, 2000

Dear Fellow Shareholder:

         It is a pleasure to extend to you a cordial invitation to attend the 2000 Annual Meeting of Shareholders of Rainbow Rentals, Inc. This year's annual meeting will be held on May 4, 2000.

         Shareholders will be asked to approve the election of Directors and to ratify the appointment of auditors. In addition, we will present a report on the operations and activities of the Company. Following the meeting, management will be pleased to answer your questions about the Company.

         Please carefully review the Proxy Statement and then complete and sign the Proxy and return it promptly to the Company in the enclosed self-addressed stamped envelope.

         I hope you will be able to attend this meeting in person. Whether or not you expect to attend, I urge you to sign, date and return the enclosed proxy card so that your shares will be represented.

         I look forward to seeing you on May 4th.

                       Sincerely,



                       Wayland J. Russell
                       Chairman of the Board and Chief Executive Officer

                              RAINBOW RENTALS, INC.
                             3711 Starr Centre Drive
                              Canfield, Ohio 44406

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             To Be Held May 4, 2000

         The Annual Meeting of Shareholders of Rainbow Rentals, Inc., an Ohio corporation (the "Company"), will be held at the Holiday Inn - Boardman, 7410 South Avenue, Boardman, Ohio on Thursday, May 4, 2000 at 8:30 a.m.

         The purpose of the meeting will be to:

         1.       Elect five (5) Directors for a term expiring in 2001.

         2. Ratify the appointment of KPMG LLP as auditors of the Company for the year ending December 31, 2000.

         3. Transact such other business as is properly brought before the meeting.

         Only holders of shares of Common Stock of record at the close of business on March 24, 2000 will be entitled to notice of and to vote at the meeting. A list of such shareholders will be open for examination by any shareholder at the meeting.

         ALL SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. TO ENSURE YOUR REPRESENTATION AT THE MEETING, HOWEVER, PLEASE MARK, DATE AND SIGN YOUR PROXY AND RETURN IT WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. Any shareholder present at the meeting may withdraw his or her proxy and vote personally on each matter brought before the meeting.

                                   By Order of the Board of Directors

                                   Michael A. Pecchia
                                   Secretary


Canfield, Ohio
April 10, 2000

                              RAINBOW RENTALS, INC.
                             3711 STARR CENTRE DRIVE
                              CANFIELD, OHIO 44406

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                    SOLICITATION AND REVOCABILITY OF PROXIES

         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Rainbow Rentals, Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held at the time and place, and for the purposes, set forth in the accompanying Notice of Annual Meeting of Shareholders (the "Annual Meeting"). It is anticipated that the proxy statement together with the proxy and the 1999 Annual Report to Shareholders will be mailed to the Company's shareholders commencing on April 10, 2000.

         Pursuant to the Ohio General Corporation Law, a person has the power to revoke its proxy at any time before it is exercised by (1) attending the Annual Meeting and voting in person, (2) executing and delivering a proxy bearing a later date, or (3) delivering written notice of revocation to the Secretary of the Company prior to the Annual Meeting.

         The Company will bear the cost of this solicitation of proxies, including the charges and expenses of brokerage firms and others for forwarding solicitation materials to beneficial owners of the Company's shares of Common Stock (the "Common Shares"). In addition, proxies may be solicited by mail, personal interview, telephone or telegraph by Directors, officers or employees of the Company without additional compensation therefor.

                           PURPOSES OF ANNUAL MEETING

         The Annual Meeting has been called for the purposes of (1) electing five (5) Directors whose term of office will expire in 2001; (2) ratifying the appointment of KPMG LLP as auditors of the Company for 2000; and (3) transacting such other business as may properly come before the meeting.

         The three persons named in the enclosed Proxy have been selected by the Board of Directors and will vote Common Shares represented by valid Board of Directors' Proxies. They have indicated that, unless otherwise indicated in the enclosed Proxy, they intend to vote for the election of the Director nominees named herein and in favor of the proposal listed in Item 2 above.

                                VOTING SECURITIES

         The close of business on March 24, 2000 has been fixed as the record date for the determination of holders of record of the Common Shares of the Company entitled to notice of and to vote at the Annual Meeting. On the record date, 5,925,735 Common Shares were outstanding and eligible to be voted at the Annual Meeting. A quorum for the transaction of business at the Annual Meeting is a majority of the outstanding Common Shares. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspector appointed for the Annual Meeting. The election of Directors and the proposal to ratify the appointment of auditors require approval only by a plurality of the votes cast. Abstentions and broker non-votes will not be counted in determining the outcome of the vote with respect to election of directors or appointment of the auditors.

                  INFORMATION REGARDING THE BOARD OF DIRECTORS

GENERAL

         The business of the Company is managed under the direction of the Company's Board of Directors. The number of Directors is currently fixed at five. Each of the Directors hold office until the next annual meeting or the election and qualification of their respective successors.

         The Board of Directors has established two standing committees: a Compensation Committee and an Audit Committee.

         The Audit Committee has general responsibility for supervision of financial controls as well as accounting and audit activities of the Company. The Audit Committee annually reviews the qualifications of the Company's independent certified public accountants, makes recommendations to the Board of Directors concerning the selection of the accountants, reviews and approves the services performed by the accountants, and reviews their fees. The Audit Committee consists of Messrs. Russell, Burton, and Winfield.

         The Compensation Committee has the authority to: (1) administer the Company's Stock Option Plan; (2) review and monitor key employee compensation and benefits policies; and (3) administer the Company's management compensation plans. The Compensation Committee consists of Messrs. Russell, Burton, and Winfield.

         The Board of Directors held four meetings in 1999. The Audit and Compensation Committees each held two meetings in 1999. All of the Directors attended the meetings held in 1999.

COMPENSATION OF DIRECTORS

         The Company pays each outside Director a fee of $10,000 for attendance at up to four meetings per year, together with reimbursement of out-of-pocket expenses incurred in connection with the Directors' attendance at such meetings. In addition, each outside Director receives $2,500 per meeting for each meeting attended in excess of four per year. No additional compensation is to be paid for committee meetings held on the same day as a Board of Directors' meeting. Officers of the Company who are also Directors will receive no additional compensation for serving as Directors.

         Each outside Director of the Company upon their election received a stock option to purchase 10,000 Common Shares at $10 per share. Such options vest ratably over a period of three years and expire ten years from date of grant.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

         The Board of Directors has nominated Wayland J. Russell, Lawrence S. Hendricks, Michael J. Viveiros, Brian L. Burton and Ivan J. Winfield to stand for reelection as Directors until the 2001 Annual Meeting of Shareholders.

         At the Annual Meeting, the Common Shares represented by valid Proxies, unless otherwise specified, will be voted to reelect the Directors. Each individual nominated for election as a Director of the Company has agreed to serve if elected. However, if any nominee becomes unable or unwilling to serve if elected, the Proxies will be voted for the election of such other person as may be recommended by the Board of Directors. The Board of Directors has no reason to believe that the persons listed as nominees will be unable or unwilling to serve.

         The Board of Directors recommends that each shareholder vote "FOR" the Board of Directors' nominees.

                      NOMINEES FOR TERMS TO EXPIRE IN 2001

                                       PRINCIPAL OCCUPATION PAST FIVE YEARS,                              DIRECTOR
NAME OF DIRECTOR               AGE              OTHER DIRECTORSHIPS                                         SINCE
----------------               ---              -------------------                                         -----
Wayland J. Russell             48       Chairman of the Board and Chief                                     1986
                                        Executive Officer of the Company since
                                        February 1997, having previously served
                                        as the Company's President since its
                                        inception in 1986.




Lawrence S. Hendricks          42       Chief Operating Officer of the Company                              1986
                                        since February, 1997, having previously
                                        served as Vice President for Store
                                        Operations since the Company's inception
                                        in 1986.


Michael J. Viveiros            44       President of the Company since February                             1986
                                        1997, having previously served as Vice
                                        President since the Company's inception
                                        in 1986.


Brian L. Burton                59       President of Vertical Merchandising                                 1998
                                        Systems, now a division of Wesco, Inc.,
                                        a distributor of impulse merchandising
                                        systems to supermarkets, for over five
                                        years.

Ivan J. Winfield               65       Associate Professor at Baldwin-Wallace                              1998
                                        College, Cleveland, Ohio, and business
                                        consultant since September 1995. Prior
                                        thereto, Mr. Winfield was Managing
                                        Partner of Coopers & Lybrand, Cleveland,
                                        Ohio from 1978 to 1994. He is a director
                                        of Boykin Lodging Co., HMI Industries,
                                        Inc., and OfficeMax, Inc.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information as of March 24, 2000 with respect to the beneficial ownership of the Common Shares. Unless otherwise indicated below, the persons named below have the sole voting and investment power with respect to the number of Common Shares set forth opposite their names. All information with respect to beneficial ownership has been furnished by the respective Director, officer or 5% or greater shareholder, as the case may be.


Names and, where necessary,                            Number of Shares
Addresses of Beneficial Owners (1)                     Beneficially Owned   Percentage
----------------------------------                     ------------------   ----------
Wayland J. Russell                                         2,534,375         42.1%

Lawrence S. Hendricks                                        548,240          9.1%

Michael J. Viveiros                                          255,620          4.3%

Ivan J. Winfield                                               5,333(2)         *

Brian L. Burton                                                5,333(2)         *

Michael A. Pecchia                                            20,000(3)         *

All Current Directors and
     Executive Officers of the Company (6 Persons)         3,368,901         56.0%


*Less than one percent


(1) Unless otherwise indicated, the address of all persons listed above is c/o Rainbow Rentals, Inc., 3711 Starr Centre Drive, Canfield, Ohio 44406

(2)  Includes 3,333 shares subject to options that are currently exercisable.

(3)  Includes 20,000 shares subject to options that are currently exercisable.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

       Section 16(a) of the Securities Act of 1934 requires the Company's Directors, executive officers, and persons who own 10% or more of the Company's Common Shares to file reports of ownership and changes of ownership with the Securities and Exchange Commission and the Company. Based upon a review of these filings and written representations from such individuals, the Company understands that all such filers have adhered to all applicable filing requirements.

                        EXECUTIVE OFFICERS' COMPENSATION

       The following table sets forth certain information with respect to the compensation earned during the years ended December 31, 1999, 1998 and 1997, respectively, by the Chief Executive Officer and all other named Executive Officers of the Company whose annual salary and bonus exceeded $100,000:


                                                  SUMMARY COMPENSATION TABLE

                                                        Annual Compensation                       Long Term Compensation
                                                        -------------------                       ----------------------
                                                                             Other Annual       Option          All Other
Name and Principal Position       Year          Salary       Bonus          Compensation(1)     Awards(#)      Compensation(2)
---------------------------       ----          ------       -----          ---------------     ---------      ---------------
Wayland J. Russell                1999         $322,138     $50,000             $22,368            0               $13,156
   Chief Executive Officer        1998          306,075         -0-              31,779            0                 1,844
                                  1997          278,250      14,000              26,284            0                 1,071

Lawrence S. Hendricks             1999          243,016      37,500              18,526            0                 4,388
   Chief Operating Officer        1998          229,556         -0-              19,841            0                 1,478
                                  1997          208,687      10,500              17,612            0                   917

Michael J. Viveiros               1999          243,016      37,500              19,405            0                 5,033
   President                      1998          229,556         -0-              23,508            0                 1,490
                                  1997          208,687      10,500              23,068            0                   917

Michael A. Pecchia                1999           98,000      15,250              18,908            0                 1,308
   Chief Financial Officer



(1) Includes the value of perquisites reported as taxable wages, including for 1999 amounts for the Company's annual business meeting (cruise) and personal use of automobiles and country clubs. For Messrs. Russell, Hendricks and Viveiros, the value of the annual meeting and personal use of country club were $7,660 and $9,600; $7,660 and $7,200; and $6,342 and $7,200, respectively. For Mr. Pecchia, the value of the annual meeting and personal use of an automobile and country club were $4,452, $8,104 and $6,000, respectively.

(2) Included in this column are contributions to the Company's defined contribution plans to the Executive Officers as well as amounts paid by the Company for life and disability insurance coverage for the benefit of the Executive Officers. Contributions to the defined contribution plan to Messrs. Russell, Hendricks, Viveiros and Pecchia were $805, $840, $840 and $0, respectively. Life and disability insurance premiums paid on behalf of Messrs. Russell, Hendricks, Viveiros and Pecchia were $12,351, $3,548, $4,193 and $1,308, respectively.

                                  STOCK OPTIONS

         No options were granted to any of the Executive Officers listed in the Summary Compensation Table pursuant to the Company's 1998 Stock Option Plan during 1999.

                           AGGREGATED OPTION EXERCISES
                       IN 1999 AND YEAR-END OPTION VALUES

Shown below is information with respect to the unexercised options to purchase the Company's Common Shares under the Company's Stock Option Plan held by the Executive Officers listed in the Summary Compensation Table at December 31, 1999. None of the Executive Officers listed in the Summary Compensation Table executed any stock options during 1999.

                                                           Number of Securities        Value of Unexercised
                                                          Underlying Unexercised       In-the Money Options
                                                          Options at FY-End (#)         At FY-End ($) (1)
                          Shares Acquired     Value
          Name            On Exercise (#)   Realized($) Exercisable  Unexercisable  Exercisable  Unexercisable
          ----            ---------------   --------    -----------  -------------  -----------  -------------
Wayland J. Russell               0              0                 0              0            0              0
Lawrence S. Hendricks            0              0                 0              0            0              0
Michael J. Viveiros              0              0                 0              0            0              0
Michael A. Pecchia               0              0            20,000         40,000            0              0

(1) Calculated in the basis of the fair market value of the underlying securities at December 31, 1999, minus the exercised price.

                          COMPENSATION COMMITTEE REPORT
                            ON EXECUTIVE COMPENSATION

         The Compensation Committee of the Board of Directors is generally responsible for determining the nature and amount of compensation for Executive Officers. The Committee met twice during 1999 to review the compensation program for the Executive Officers of the Company. The Board of Directors approves all decisions made by the Committee. This report documents the basis of executive compensation for 1999.

         Compensation Policy. The objectives of the Company's executive compensation policy include retaining, and as necessary, attracting highly qualified executive talent; motivating executive officers to achieve corporate performance objectives; rewarding individual performance and contributions; and aligning the interests of the executive officers with those of the Company's shareholders. The Company's executive officers own a significant number of shares of the Company, which provides additional long-term incentive for maximizing shareholder value.

         Base Salaries. At the time of the Company's initial public offering in June 1998, the salaries of the Company's executive officers were established based upon such officers' contributions to the Company. The Committee reviewed the salaries of the Company's Executive Officers to determine if the annual base salaries were appropriate or if modifications were needed in order to meet the Company's compensation objective. The Committee determined that an increase of five percent (5%) to the previously established base salaries was appropriate for 1999. Base salaries for 1999, as approved by the Committee, are included in the Summary Compensation Table.

         Incentive Compensation. The Company has not established a formal incentive bonus plan for the Company's Executive Officers. The Company's Executive Officers receive a portion of their compensation through incentive bonus compensation, which is based on the individual contributions of the Executive Officers. Based upon their significant contributions for 1998, the Committee approved bonuses for the Executive Officers, which are included in the Summary Compensation Table.

         Compensation of Chief Executive Officer. The committee used the same procedures and applied the same philosophy described above for all executive officers in setting the annual salary and bonus for the Company's Chief Executive Officer.

                                    Wayland J. Russell, Chairman
                                    Brian L. Burton
                                    Ivan J. Winfield

                              CERTAIN TRANSACTIONS

The Company's headquarters facility is leased from an entity owned by Messrs. Russell, Hendricks and Viveiros under a ten-year triple-net lease, with three two-year options. In 1999, the rental amount was $113,000. The Company believes that the rental is at market rate and that the other provisions of the lease are on terms no less favorable to the Company than could be obtained from unrelated parties.

         For several years, the Company has made significant contributions to charitable organizations, including organizations for which directors and officers serve or have served as trustees or officers. The aggregate amount of charitable contributions was approximately $230,000 in 1998 and $355,000 in 1999.

                   SHAREHOLDER RETURN PERFORMANCE PRESENTATION

         Set forth below is a line graph comparing the cumulative total shareholder return on the Company's Common Shares against the cumulative total return of the Nasdaq U.S. composite index (the "Nasdaq of Composite Index") and a group consisting of publicly-traded rental - purchase companies (the "Industry Group") for 1999. The graph assumes that $100.00 was invested on June 5, 1998 in the Common Shares of the Company, the Nasdaq Composite Index and the Industry Group and assumes reinvestment of dividends. The Industry Group consists of Rent Way, Inc., Aaron Rents, Inc. and Rent-A-Center, Inc. The stock price performance shown on the following graph is not necessarily indicative of future price performance.

         The stock price performance graph below shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into and filing under the Securities Act of 1933, as amended or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference and shall not otherwise be deemed filed under such Acts.

                                    [GRAPH]

            TOTAL RETURN ANALYSIS                6/5/98               12/31/98              12/31/99
            RAINBOW RENTALS INC.                $ 100.00              $  98.75              $  71.43
            INDUSTRY GROUP                      $ 100.00              $ 105.07              $  87.11
            NASDAQ COMPOSITE                    $ 100.00              $ 123.27              $ 229.43

                                  PROPOSAL TWO
                              INDEPENDENT AUDITORS

         The Board of Directors, upon the recommendation of the Audit Committee, has selected KPMG LLP as auditors for the year ending December 31, 2000. The Board of Directors requests the ratification of the appointment of KPMG LLP by the shareholders at the Annual Meeting. The Board of Directors recommends that each shareholder vote "FOR" ratification of KPMG LLP as auditors for 2000.

         KPMG LLP has audited the Company's financial statements for each year since the year ended December 31, 1991. Representatives of KPMG LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

                                  OTHER MATTERS

         The Board of Directors of the Company is not aware that any matters other than those listed in the Notice of Meeting is to be presented for action at the meeting. If any of the Board's nominees is unavailable for election as a Director or any other matter should properly come before the meeting, it is intended that votes will be cast pursuant to the Proxy in respect thereto in accordance with the best judgment of the person or persons acting as proxies.

                             SHAREHOLDERS' PROPOSALS

         The deadline for shareholders to submit proposals to be considered for inclusion in the Proxy Statement for the 2001 Annual Meeting of Shareholder is expected to be December 11, 2000.

                                              MICHAEL A. PECCHIA
                                              Secretary

By Order of the Board of Directors
April 10, 2000

                                 RAINBOW RENTALS, INC.
                                3711 STARR CENTRE DRIVE
                                  CANFIELD, OHIO 44406

            The undersigned, a holder of shares of Common Stock of Rainbow Rentals, Inc., an Ohio corporation (the "Company"), hereby appoints
 P      WAYLAND J. RUSSELL, LAWRENCE S. HENDRICKS and MICHAEL J. VIVEIROS, and
 R      each of them, the proxies of the undersigned, each with full power of
 O      substitution, to attend, represent and vote for the undersigned, all of
 X      the shares of the Company which the undersigned would be entitled to
 Y vote, at the Annual Meeting of Shareholders of the Company to be held on May 4, 2000, and any adjournments thereof, as follows:

        1. The election of five members to the Board of Directors to hold office for a one-year term and until their successors are duly elected and qualified, as provided in the Company's Proxy Statement:


              [ ]  FOR all nominees listed below           [ ]  WITHHOLD AUTHORITY to vote for all nominees listed
                                                           below

        (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH OR OTHERWISE STRIKE OUT HIS OR HER NAME BELOW)

        Wayland J. Russell, Lawrence S. Hendricks, Michael J. Viveiros,
                     Brian L. Burton and Ivan J. Winfield.

        2. The ratification of the appointment of KPMG LLP as the Company's auditors for the year ending December 31, 2000.

                                    [ ]  FOR      [ ]  AGAINST      [ ]  ABSTAIN

        3. Upon such other matters as may properly come before the meeting or any adjournments thereof.

            THE UNDERSIGNED HEREBY REVOKES ANY OTHER PROXY TO VOTE AT SUCH ANNUAL MEETING, AND HEREBY RATIFIES AND CONFIRMS ALL THAT SAID ATTORNEYS AND PROXIES, AND EACH OF THEM, MAY LAWFULLY DO BY VIRTUE HEREOF. WITH RESPECT TO MATTERS NOT KNOWN AT THE TIME OF THE SOLICITATIONS HEREOF, SAID PROXIES ARE AUTHORIZED TO VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

                      (Continued, and to be dated and signed, on the other side)







        (Continued from the other side)

        THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS ON THE OTHER SIDE HEREOF, IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE FIVE DIRECTORS NAMED IN PROPOSAL 1, FOR THE ADOPTION OF PROPOSAL 2, AND AS SAID PROXIES SHALL DEEM ADVISABLE ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

        THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF A COPY OF THE NOTICE OF ANNUAL MEETING AND ACCOMPANYING PROXY STATEMENT DATED APRIL 10, 2000 RELATING TO THE ANNUAL MEETING AND THE 1999 ANNUAL REPORT TO SHAREHOLDERS.

        PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                    Date: , 2000

                                                    ----------------------------
                                                    Signature(s) of
                                                    Shareholder(s)

                                                    The signature(s) hereon
                                                    should correspond exactly
                                                    with the name(s) of the
                                                    Shareholder(s) appearing on
                                                    the Share Certificate. If
                                                    stock is jointly held, all
                                                    joint owners should sign.
                                                    When signing as attorney,
                                                    executor, administrator,
                                                    trustee or guardian, please
                                                    give full title as such. If
                                                    signer is a corporation,
                                                    please sign the full
                                                    corporate name, and give
                                                    title of signing officer.

                                                    THIS PROXY IS SOLICITED BY
                                                    THE BOARD OF DIRECTORS OF
                                                    RAINBOW RENTALS, INC.
                                   Proxy Card